UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2025

BULLFROG AI HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-41600	84-4786155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Ellington Blvd, Unit 317 Gaithersburg, MD	20878
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (240) 658-6710

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	BFRG	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)
Tradeable Warrants	BFRGW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On April 25, 2025, Bullfrog AI Holdings, Inc. (the “Company”) entered into an At-The-Market Sales Agreement (the “Agreement”) with BTIG, LLC (“BTIG”), pursuant to which the Company may offer and sell, from time to time in its sole discretion, shares of its common stock, par value $0.00001 per share (the “Common Stock”), having an aggregate offering price of up to $20,000,000 (the “Shares”), through BTIG as its sales agent. The Shares will be offered and sold pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-281341) filed by the Company on August 7, 2024, as amended by Amendment No. 1 thereto filed on August 15, 2024, and declared effective by the U.S. Securities and Exchange Commission on August 21, 2024 (the “Registration Statement”) and the Company’s prospectus supplement filed on April 25, 2025 that forms a part of such Registration Statement. The issuance and sale, if any, of the Shares may be made by any method permitted by law deemed to be an “at-the-market offering” as defined in Rule 415 of the Securities Act of 1933, as amended, including, without limitation, sales made directly on the Nasdaq Capital Market, or on any other existing trading market for the Common Stock.

The Company is not obligated to make any sales of the Common Stock, and BTIG is not required to sell any specific number or dollar amount of shares of the Common Stock, under the Agreement. The Company and BTIG may suspend or terminate the offering of Shares upon notice to BTIG or the Company, as applicable, and subject to other conditions.

Subject to the Company’s request to sell Shares, BTIG will act as the Company’s sales agent and use commercially reasonable efforts, consistent with its normal trading and sales practices, to sell on the Company’s behalf, from time to time, such Shares based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions that the Company may impose). The Company will pay BTIG a commission fee of 3% of the gross sales price of any Shares sold through BTIG under the Agreement, and also has provided BTIG with customary representations and warranties and indemnification under the Agreement.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The opinion of Ballard Spahr regarding the validity of the Shares that will be issued pursuant to the Agreement is also filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	At-The-Market Sales Agreement, dated April 25, 2025, by and between Bullfrog AI Holdings, Inc. and BTIG, LLC.
5.1	Opinion of Ballard Spahr.
23.1	Consent of Ballard Spahr (included in Exhibit 5.1).
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bullfrog AI Holdings, Inc.

Date: April 28, 2025	By:	/s/ Vininder Singh
	Name:	Vininder Singh
	Title:	Chief Executive Officer

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